UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008

Charlotte Russe Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27677	33-0724325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4645 Morena Boulevard, San Diego, CA	92117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-1500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 16, 2008 the Company announced that Bernard Zeichner plans to retire from the Board of Directors of Charlotte Russe Holdings Inc, effective June 1, 2008.

(c) On April 16, 2008 the Board of Directors unanimously appointed Ms. Jennifer Salopek as the new Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

By:	/s/ Patti Johnson
Patti Johnson Executive Vice President, Chief Financial Officer

Date: April 17, 2007